UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

Sanwire Corporation

(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation)	000-27715 (Commission File Number)	94-3342064 (IRS Employer Identification No.)

2123 Pioneer Avenue Cheyenne, WY (Address of Principal Executive Offices)	82001 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective September 6th, 2017 Mr. Roland Vetter resigned as Chief Financial Officer (“CFO”) and Board of Directors member of Sanwire Corporation.

Effective September 6th, 2017 Mr. Richard Bjorklund resigned Board of Directors chairman of Sanwire Corporation.

Effective September 12th, 2017 Mr. Naeil Kanno resigned as Chief Executive Officer and Board of Directors member of Sanwire Corporation.

Effective September 12th, 2017 Mrs. Sandra Dubeau has been appointed as President, Chief Executive Officer, Director and Chairwomen of Sanwire Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanwire Corporation. a Wyoming corporation

Dated: September 13th, 2017	By:	/s/ Sandra Dubeau
Sandra Dubeau
Chief Executive Officer and Chairwomen of the Board